File No. 333-16501, 811-07935
                                                  Filed under Rule 497(e)
First Golden American Life Insurance Company of New York


                      Prospectus Supplement

                          June 8, 1998

                             to the

                 Prospectus dated May 1, 1998 for

                     GoldenSelect/R/ DVA PLUS
    Deferred Combination Variable and Fixed Annuity Contracts

                           __________

     On May 29, 1998, AMVESCAP PLC ("AMVESCAP") completed the transaction to acquire several subsidiaries of the Liechtenstein Global Trust, AG ("LGT"), which made up the LGT Asset Management Division and included Chancellor LGT Asset Management, Inc. ("Chancellor"). In connection with the acquisition, Chancellor, the portfolio manager of the Capital Appreciation Series of The GCG Trust has been renamed INVESCO (NY), Inc. ("INVESCO"). AMVESCAP is an independent investment company focused on institutional and retail investment management. AMVESCAP and its affiliates have approximately $192 billion under management. On April 29, 1998, at a special meeting of the shareholders of the Capital Appreciation Series of The GCG Trust, the shareholders approved the new portfolio management agreement between The GCG Trust, Directed Services, Inc. and INVESCO. The agreement became effective as of May 29, 1998.

This supplement should be retained with your GoldenSelect/R/
Prospectus.



G3120-AMV                                               6/8/98